Dividends	12 Months Ended
Dec. 31, 2023
Share Capital, Reserves And Other Equity Interest [Abstract]
Dividends	Dividends

Interim dividends

	$ per share			$ million
	2023	2022	2021 [A]	2023	2022	2021 [B]
Cash:
March	0.2875	0.24	0.1665	2,030	1,829	1,290
June	0.2875	0.25	0.1735	1,984	1,850	1,331
September	0.3310	0.25	0.24	2,179	1,818	1,854
December	0.3310	0.25	0.24	2,196	1,786	1,846
Total	1.237	0.99	0.82	8,389	7,283	6,321
[A]In 2021 Shell plc declared equal amounts of dividends per A and B share as presented.
[B]Dividends paid on A shares totalled in 2021: $3,330 million and dividends paid on B shares totalled in 2021: $2,991 million.
On February 1, 2024, the Directors announced a further interim dividend in respect of 2023 of $0.3440 per ordinary share. The total dividend is estimated to be $2,230 million and is payable on March 25, 2024, to shareholders on the register at February 16, 2024.
Shareholders will be able to elect to receive their dividends in US dollars, sterling or euros.